Exhibit 31-1
                                 CERTIFICATIONS

         I, Wilfred N. Cooper, Jr., certify that:

         1. I have reviewed this quarterly report on Form 10-Q of WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 12;

         2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

         3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

         4.   The registrant's  other certifying  officer and I are responsible
              for establishing  and  maintaining   disclosure   controls  and
              procedures (as defined in Exchange Act Rules 13a-15e and 15d-15e) for the registrant and we have:

              (a)  Designed such disclosure controls and procedures,  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

              (b)  Evaluated the  effectiveness of the registrant's  disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

              (c)  Disclosed  in this  report  any  change in the  registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

          5.   The  registrant's   other   certifying   officer(s)  and  I  have
               disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's independent registered public accounting firm and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

               (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect in the registrant's ability to record, process, summarize and report financial information; and

               (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

          Date:    November 14, 2005




         /s/  Wilfred N. Cooper, Jr.
         ---------------------------

         President and Chief Executive Officer of WNC & Associates, Inc.